UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 14, 2021
Date of Report (date of earliest event reported)
SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35186		38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification Number)

2800 Executive Way	Miramar,	Florida	33025
(Address of Principal Executive)			(Zip Code)
(954) 447-7920
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
The information in this report furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.
Spirit Airlines, Inc. (the “Company” or “Spirit”) is providing updated guidance regarding its financial and operational trends.

As the quarter has progressed, the Company has seen an improvement in operating yields, and now expects its EBITDA margin, excluding special items, for the second quarter of 2021 to be modestly positive.

Leisure demand in Spirit’s domestic and international markets has continued to improve throughout the second quarter. The Company estimates its load factor for the second quarter 2021 will be about 84.0 percent, in line with the performance achieved in second quarter 2019.

Total operating expenses, excluding special items, for the second quarter 2021 are tracking towards the better end of the Company’s initial guidance of $885 million to $895 million.

Fuel price per gallon for the second quarter 2021 is now expected to be approximately $1.96.

The following table represents the Company’s current expectations on capacity and weighted average basic shares outstanding. The Company expects that air travel demand will continue to gradually recover in 2021 and continues to closely monitor demand and will make adjustments to the flight schedule as appropriate. However, the situation continues to be fluid and actual capacity adjustments may be different than what the Company currently expects.

	1Q2021A	2Q2021E	3Q2021E	4Q2021E	FY2021E
Available Seat Miles % Change vs. 2019	(18.9)%	(5.2)%	10.0%	21.0%	2.0%

Wtd. Average Shares, Basic (Millions)	97.8	105.3	108.4	108.4	105.0

For periods beyond second quarter 2021, if the Company is profitable and its average share price for the period is less than $49.07, the Company estimates its weighted average diluted shares outstanding will be 110.6 million, plus the dilutive impact, if any, from outstanding equity awards and warrants. The Treasury Stock Method will be used to determine the dilutive impact of any outstanding equity awards and warrants. The estimated 110.6 million includes the dilutive impact of approximately 2.2 million shares related to the 2025 Convertible Notes outstanding.

If the Company is profitable and the average stock price for the period is greater than $49.07, the calculation to compute the dilutive impact, if any, from the 2026 Convertible Notes outstanding is as follows: ((average share price – strike price) x 10.2 million) divided by average share price. This amount would then be added to the estimated 110.6 million shares noted above plus the dilutive impact from any outstanding equity awards and warrants to determine the period’s average diluted share count.

Forward-Looking Statements

Forward-Looking Statements in this report and certain oral statements made from time to time by representatives of the Company contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act) which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, guidance for 2021 and statements regarding the Company's intentions and expectations regarding revenues, cash burn, capacity and passenger demand, additional financing, capital spending, operating costs and expenses, taxes, EBITDA, EBITDA margin, hiring, aircraft deliveries and stakeholders, vendors and government support, as well as statements regarding the Company's remediation of its material weakness. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, the extent of the impact of the COVID-19 pandemic on the Company’s business, results of operations and financial condition, and the extent of the impact of the COVID-19 pandemic on overall demand for air travel, restrictions on the Company’s business by accepting financing under the CARES Act and other related legislation, the competitive environment in our industry, our ability to keep costs low and the impact of worldwide economic conditions, including the impact of economic cycles or downturns on customer travel behavior, and other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021. Furthermore, such forward-looking statements speak only as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2021	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)